GUIDANCE PRESENTATION 2026

2 (1) Includes T. Rowe Price Global HQ. EMI property income is reflected as the property's NOI less debt service, times the Company's ownership percentage (50%). (2) Other income includes NOI from Smith's Landing and NOI from parking garages. (3) See slide 5 for a reconciliation of funds from operations ("FFO") as defined by Nareit to Pro Forma FFO for FY2025. As used in this presentation, “Pro Forma FFO” is a supplemental non-GAAP financial measure and is not intended to represent “pro forma” financial information as defined under Article 11 of SEC Regulation S-X. Pro Forma FFO is a forward- looking, non-GAAP measure that presents the Company's projected Funds From Operations as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance, including: (i) estimated expenses related to the GCRES business disposition; (ii) estimated income and expenses associated with assets held for sale or under LOI; and (iii) estimates of certain non-recurring transaction costs. The Company presents Pro Forma FFO to provide investors with a supplemental measure of the Company's anticipated operating performance following the completion of its announced strategic initiatives, but investors are cautioned against placing undue reliance on the Company's presentation of Pro Forma FFO. 2026 OUTLOOK: CONTINUED OPERATIONS $ IN MILLIONS LOW HIGH RETAIL NOI $68.5M $70.0M OFFICE NOI $58.5M $60.0M EQUITY METHOD INVESTMENT ("EMI") PROPERTY INCOME(1) $3.4M $3.9M ACQUISITION NOI $1.0M $1.7M TOTAL COMMERCIAL NOI $131.4M $135.6M G&A EXPENSES -$19.7M -$18.7M INTEREST EXPENSE -$57.2M -$54.2M OTHER NOI(2) $8.9M $9.9M PREFERRED STOCK DIVIDENDS -$11.5M -$11.5M PRO FORMA FUNDS FROM OPERATIONS ("PRO FORMA FFO")(3) $52.1M $56.1M PRO FORMA FFO PER DILUTED SHARE $0.50 $0.54

3 2026 GUIDANCE ASSUMPTIONS (1) Based on the midpoint of management's 2026 guidance range presented on slide 2. Refer to slide 10 for Same Store NOI guidance for FY2026. Refer to slide 11 for the expected composition of commercial Same Store properties. (2) Cap rate range is based on management's expectations with respect to acquisition opportunities in the second half of 2026. (3) Assumed debt paydowns are derived from the expected sales proceeds of Multifamily and Real Estate Financing assets being actively marketed based on valuations underwritten by commercial brokerages. Also includes the impact of expected borrowings on the Company's line of credit. The Company can provide no assurances that the proceeds ultimately received by the Company will not be different than anticipated, and such difference could be material. • Disposition of the General Contracting and Real Estate Services ("GCRES") business in 1Q26 • Disposition of the Multifamily Portfolio, with the exception of Smith's Landing, in 2026 • Realization of The Allure at Edinburgh mid 2026 • Exit of the remaining Real Estate Financing Portfolio in the second half of 2026 • Blended Retail and Office Same-Store NOI, Cash growth of 1.70%+ (1) • Acquisition of ~$50M of Retail Properties with a cap rate range of 6.25%-7.00% in the second half of 2026 (2) • Secured Debt Paydowns of ~$270M as a result of the Multifamily Disposition (3) • Net Unsecured Debt Paydowns of ~$400M (3)

4 FFO BRIDGE PER DILUTED SHARE $0.78 $(0.05) $(0.07) $(0.13) $0.53 $0.11 $0.64 2025 Nareit FFO GCRES Real Estate Financing Multifamily 2025 Pro Forma FFO Debt Paydowns, Portfolio Growth, Acquisitions Nareit FFO Post- Transformation $— $0.20 $0.40 $0.60 $0.80 $1.00 Net Debt/EBITDA: 8.1x Net Debt + Pref/EBITDA: 9.0x Net Debt/EBITDA: 5.5x-6.5x Net Debt + Pref/EBITDA: 6.8x-7.8x

5 (1) The Company is providing 2026 Pro Forma FFO, which is a non-GAAP financial measure. The most directly comparable GAAP measure is net income (loss) attributable to common stockholders. While a quantitative reconciliation of forward-looking Pro Forma FFO to net income (loss) is not provided because the Company is unable to provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort, the Company notes that the primary differences between Pro Forma FFO and net income (loss) are expected to include: (i) depreciation and amortization related to real estate; (ii) gains or losses from the sale of certain real estate assets; (iii) gains and losses from change in control; and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. These items are dependent on future events, many of which are outside of the Company's control or cannot be reasonably predicted, including the ultimate timing and terms of the transactions described in this presentation. RECONCILIATION OF FFO TO PRO FORMA FFO IN MILLIONS PER DILUTED SHARE NAREIT FFO $79.4M $0.78 NAREIT FFO ATTRIBUTABLE TO GCRES -$4.6M (0.05) NAREIT FFO ATTRIBUTABLE TO MULTIFAMILY -$13.2M (0.13) NAREIT FFO ATTRIBUTABLE TO REAL ESTATE FINANCING -$7.1M (0.07) PRO FORMA FFO(1) $54.5M $0.53 FOR THE YEAR ENDED DECEMBER 31, 2025

6AFFO PAYOUT RATIO PER DILUTED SHARE 2026E MIDPOINT POST- TRANSFORMATION PRO FORMA FFO $0.52 $0.64 NON-CASH NOI ADJUSTMENTS (0.09) (0.07) COMMERCIAL PROPERTY-RELATED CAPEX (0.08) (0.07) NON-CASH STOCK COMPENSATION 0.05 0.05 NON-CASH INTEREST EXPENSE AND ROUA LEASE AMORT. 0.04 0.04 NON-CASH DECREASE IN FAIR VALUE OF DERIVATIVES 0.06 — AFFO CONTRIBUTION FROM GCRES, REF & MULTIFAMILY 0.09 — AFFO $0.59 $0.59 DIVIDEND PER SHARE $0.56 $0.56 AFFO PAYOUT RATIO 95% 95%

7 * Includes EMI Property Income contribution. Excludes termination fees. ** Includes NOI from Smith's Landing, and NOI from parking garages. COMPARATIVE INCOME STREAM COMPOSITION $ IN MILLIONS, ON A GAAP BASIS Retail NOI* Office NOI* Multifamily NOI* GCRES Gross Profit Real Estate Financing Gross Profit Other NOI** Present Post Transformation $0 $50 $100 $150 $200

8 (1) Reflects an assumed $50M acquisition price at a going-in cap rate within the range of 6.25%-7.00%. (2) Reflects potential acquisitions that add $10M of commercial NOI each year, beginning in 2027 and each year thereafter. PLATFORM FOR GROWTH $ IN MILLIONS POTENTIAL COMMERCIAL NOI, CASH Current Commercial NOI 2026E Acquisitions Potential Acquisitions $100 $120 $140 $160 $180 2025 2030 1 2

9 (1) Excludes termination fees. (2) Based on the midpoint of management’s guidance. (3) Includes NOI from expected acquisitions in 2026E and Post-Transformation. (4) Includes T. Rowe Price Global HQ. EMI property income is reflected as the property's NOI less debt service, times the Company's ownership percentage (50% for T. Rowe Price Global HQ). COMMERCIAL NOI & LEVERAGE TRENDS $ IN MILLIONS, ON A GAAP BASIS 2023 2024(1) 2025(1) 2026E(2) Post- Transformation CAGR Retail NOI(3) $ 72 $ 73 $ 71 $ 71 $ 74 0.45 % Office NOI 48 55 60 59 61 3.87 % EMI Property Income(4) — — 3 4 4 — % Total Commercial NOI $ 120 $ 128 $ 134 $ 134 $ 139 2.39% $72 $73 $71 $71 $74 $48 $55 $60 $59 $61 $4 $4 7.5x 7.2x 8.1x 2023 2024 2025 2026E Post-Transformation $0 $30 $60 $90 $120 $150 5.0x 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x Net Debt/EBITDA 6.5x 5.5x $3

10 (1) Refer to slide 11 for the expected composition of commercial Same Store properties. 2026 COMMERCIAL SAME STORE(1) OUTLOOK LOW HIGH GROWTH RANGE RETAIL SAME STORE NOI, CASH $65.6M $66.2M 1.00% - 2.00% OFFICE SAME STORE NOI, CASH $54.1M $54.7M 1.40% - 2.50% $ IN MILLIONS

11

COMMERCIAL SAME STORE PROPERTY EXPECTED COMPOSITION - 2026

RETAIL	
249 Central Park Retail	Lexington Square
4525 Main Street Retail	North Pointe Center
4621 Columbus Street Retail	Parkway Centre
Columbus Village I & II	Parkway Marketplace
Commerce Street Retail	Perry Hall Marketplace
Fountain Plaza Retail	Sandbridge Commons
Pembroke Square	Tyre Neck Harris Teeter
Premier Retail	North Hampton Market
South Retail	One City Center Retail
Studio 56 Retail	Overlook Village
The Cosmopolitan Retail	Patterson Place
Two Columbus Retail	Providence Plaza Retail
West Retail	South Square
Constellation Retail	The Interlock Retail
Broad Creek Shopping Center	Wendover Village
Broadmoor Plaza	Dimmock Square
Brooks Crossing Retail	Harrisonburg Regal
Delray Beach Plaza	Marketplace at Hilltop
Greenbrier Square	Red Mill Commons
Greentree Shopping Center	Southgate Square
Hanbury Village	Southshore Shops

OFFICE
249 Central Park Office
4525 Main Street
4605 Columbus Office
Armada Hoffler Tower
One Columbus
Two Columbus Office
Constellation Office
Thames Street Wharf
Wills Wharf
One City Center Office
Providence Plaza Office
The Interlock Office
Brooks Crossing Office

12FORWARD-LOOKING STATEMENTS This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 16, 2026, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on February 16, 2026. The Company makes statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2026 outlook and related assumptions, projections, anticipated growth in our funds from operations (“FFO”), pro forma funds from operations (“Pro Forma FFO”), adjusted funds from operations ("AFFO"), AFFO Payout Ratio and net operating income (“NOI”) are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).  For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company's actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company's filings with the SEC. These factors include, without limitation: (a) the future performance of the Company’s operating property portfolio; (b) the potential dispositions of (x) most of the Company's multifamily portfolio, (y) the Company’s real estate financing program, and (z) the Company's general contracting and real estate services business and the use of proceeds from such dispositions; (c) future financing activities, acquisitions, and dispositions; and (d) the Company's ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. The Company does not provide a reconciliation for its forward-looking measures of Pro Forma FFO, Pro Forma FFO per diluted share, AFFO, AFFO per diluted share, AFFO Payout Ratio, retail same store NOI (cash), or office same store NOI (cash) to net income or net income per diluted share, the most directly comparable forward-looking GAAP financial measures, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income or net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance ranges would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.